EXHIBIT 4.7

NOTE PURCHASE AGREEMENT

Dated as of July 31, 2013

among

AMERICAN AIRLINES, INC.,

WILMINGTON TRUST COMPANY,

as Class A Pass Through Trustee

WILMINGTON TRUST COMPANY,

as Subordination Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Escrow Agent

and

WILMINGTON TRUST COMPANY,

as Paying Agent

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Table of Contents

Page
Section 1. Financing of Aircraft	3

Section 2. Conditions Precedent	6

Section 3. Representations and Warranties	7

Section 4. Covenants	11

Section 5. Depositary Downgrade and Replacement of Depositary	14

Section 6. Notices	16

Section 7. Expenses	16

Section 8. Further Assurances	17

Section 9. Miscellaneous	17

Section 10. Governing Law	18

Section 11. Submission to Jurisdiction	18

Schedule I Aircraft and Existing Financings
Schedule II Trust Supplements
Schedule III Required Terms

Annex A Definitions

Exhibit A Form of Funding Notice
Exhibit B Form of Participation Agreement
Exhibit C Form of Indenture and Security Agreement
Exhibit D Bankruptcy Court Order

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT, dated as of July 31, 2013, is made by and among (i) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) WILMINGTON TRUST COMPANY (“WTC”), a Delaware trust company, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the Class A Pass Through Trust Agreement (as defined below), the “Class A Pass Through Trustee”) under the Class A Pass Through Trust Agreement, (iii) WILMINGTON TRUST COMPANY, a Delaware trust company, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under the Escrow and Paying Agent Agreement (as defined below), and (v) WILMINGTON TRUST COMPANY, a Delaware trust company, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under the Escrow and Paying Agent Agreement.

W I T N E S S E T H:

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

WHEREAS, the Company owns the 75 Boeing aircraft described in Schedule I hereto (each, an “Aircraft” and, collectively, the “Aircraft”), which Aircraft are each subject to, as applicable, (x) enhanced equipment trust certificate financings entered into by American in October 2011 (the “2011-2 EETC”) and in July 2009 (the “2009-1 EETC”) and (y) a secured notes financing entered into by American in July 2009 (the “2009-2 Secured Notes”), in each case described under the heading “Existing Financing” in Schedule I hereto (each such financing, an “Existing Financing” and, collectively, the “Existing Financings”);

WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Trust Supplement described in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, one grantor trust (the “Class A Pass Through Trust”; and the Basic Pass Through Trust Agreement, together with such Trust Supplement, as amended, supplemented or otherwise modified from time to time in accordance with their terms, the “Class A Pass Through Trust Agreement”) has been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Class A Certificates”) to provide financing, among other things, for the purchase by the Class A Pass Through Trust of the Series A Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;

WHEREAS, the Company has entered into the Purchase Agreement, dated as of July 24, 2013 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Certificate Purchase Agreement”), with the Initial Purchasers named therein (the “Initial Purchasers”), which provides that the Company will cause the Class A Pass Through Trustee to issue and sell the Class A Certificates to the Initial Purchasers on the Issuance Date;

WHEREAS, the Company may in the future enter into Trust Supplements with respect to the Class B Pass Through Trust or Additional Series Pass Through Trust, as applicable, further to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance of the Class B Certificates or Additional Series Pass Through Certificates, as applicable, to provide financing for the purchase by the Class B Pass Through Trustee or Additional Series Pass Through Trustee, as applicable, of the Series B Equipment Notes or Additional Series Equipment Notes, respectively, in each case, if issued in respect of, and secured by a security interest in, the Aircraft;

WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Deposit Agreement”) whereby the Escrow Agent has agreed to direct the Initial Purchasers to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the Class A Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Initial Purchasers, the Class A Pass Through Trustee, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Escrow and Paying Agent Agreement”), whereby, among other things, (a) the Initial Purchasers have agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such Initial Deposits, has agreed to deliver escrow receipts to be affixed to each Class A Certificate;

WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, the Pass Through Trustee of each Pass Through Trust then in existence and each of the Subordination Agent, WTC and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Aircraft under the applicable Existing Financings in the following order: (i) the 2011-2 EETC, (ii) the 2009-1 EETC and (iii) the 2009-2 Secured Notes;

WHEREAS, upon the financing of each Aircraft, the Class A Pass Through Trustee will fund its purchase of the Series A Equipment Notes in respect of such Aircraft with the proceeds of a Deposit withdrawn by the Escrow Agent under the Deposit Agreement; and

WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Class A Liquidity Provider has entered into the Class A Liquidity Facility for the benefit of the holders of the Class A Certificates with the Subordination Agent, as agent for the Class A Pass Through Trustee on behalf of the Class A Pass Through Trust and (ii) the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent have entered into the Intercreditor Agreement.

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Financing of Aircraft.

(a) Agreement to Finance. The Company agrees to finance the Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date.

(b) Funding Notice. In furtherance of the foregoing, and in respect of each Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the seventh day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of the Deposit Agreement has been waived by the Depositary pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Aircraft (the “Funding Date”), which notice shall:

(i) specify the Funding Date of such Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);

(ii) instruct the Pass Through Trustee of each Pass Through Trust then in existence to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;

(iii) instruct the Class A Pass Through Trustee to deliver to the Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to the Class A Pass Through Trustee in connection with the financing of such Aircraft; and

(iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each such Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).

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(c) [Reserved].

(d) Entering into Financing Agreements. Upon receipt of a Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Aircraft to be financed:

(i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Equipment Note issued under such Indenture shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the Pass Through Trustee of each Pass Through Trust then in existence of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto;

(ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to the Pass Through Trustee of each Pass Through Trust then in existence on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Aircraft or with respect to material modifications of the forms of the Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;

(iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and

(iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.

Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the issuance or the successive redemption and issuance, as applicable, of Series B Equipment Notes or Additional Series Equipment Notes, as the case may be, pursuant to Section

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American Airlines 2013-2 Aircraft EETC

4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Aircraft, the Company shall cause WTC (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and the Pass Through Trustee of each Pass Through Trust then in existence under the applicable Participation Agreement.

(e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee.

(f) Postponement of Delivery and Funding. If, on the Funding Date for any Aircraft, the financing of such Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified a new Funding Date on which such Aircraft may be subjected to the financing as provided herein (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Aircraft. Upon receipt of any such substitute Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.

(g) [Reserved].

(h) [Reserved].

(i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft.

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

(j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes in respect of the Aircraft to the Class A Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the Deposit Agreement.

(k) Notice of Event of Loss. In the case of any Aircraft, if, prior to the date on which such Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in (i) if at the time of the occurrence of such event such Aircraft was subject to an Existing Financing, the security agreement to which such Aircraft was then subject in connection with such Existing Financing or (ii) if at the time of the occurrence of such event such Aircraft was not subject to an Existing Financing, the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to the Class A Pass Through Trustee and the Subordination Agent and instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the Escrow and Paying Agent Agreement).

SECTION 2. Conditions Precedent. The obligation of the Pass Through Trustee of each Pass Through Trust then in existence to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:

(a) no Triggering Event shall have occurred;

(b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to the Pass Through Trustee of each Pass Through Trust then in existence and the Class A Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of each outstanding Class of Certificates or the Class A Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct;

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

(c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Aircraft;

(d) such Pass Through Trustee shall have received evidence that the lien of the applicable Existing Financing has been terminated with respect to such Aircraft and the filing of a release with the FAA and the filing of Uniform Commercial Code termination statements and, if applicable, the registration of a discharge of any International Interest (as defined in the Indenture Form) registered on the International Registry (as defined in the Indenture Form), in each case with respect to such lien;

(e) the Bankruptcy Court shall have entered the Bankruptcy Court Order, and the Bankruptcy Court Order shall be in full force and effect in accordance with its terms, except to the extent set forth in any order of the Bankruptcy Court or the United States Court of Appeals for the Second Circuit or any other court entered in the proceedings captioned U.S. Bank Trust National Association, et al. v. American Airlines, et al., Nos. 13-1204, 13-1207, 13-1208 (2d. Cir.) or in any other proceedings in any other court that arise out of such proceedings; and

(f) if any judgment or order has been entered in the proceedings captioned U.S. Bank Trust National Association, et al. v. American Airlines, et al., Nos. 13-1204, 13-1207, 13-1208 (2d. Cir.) or in any other proceedings in any other court that arise out of such proceedings that requires payment of any Prepetition Make-Whole Amount with respect to any of the Existing Financings (whether or not such Existing Financings have theretofore been paid pursuant to the Bankruptcy Court Order), and such judgment or order has not been stayed, vacated, reversed or rescinded and is not subject to further appeal, review or re-hearing by any court, any such Prepetition Make-Whole Amount owed as a result of such judgment or order shall have been paid in full or such judgment or order shall have otherwise been satisfied or discharged;

provided, however, that such Pass Through Trustee, the Subordination Agent and the Company shall not enter into a Participation Agreement or an Indenture relating to any Aircraft that was subject to the 2009-1 EETC until the 2011-2 EETC shall have been repaid in full in accordance with the Bankruptcy Court Order.

Anything herein to the contrary notwithstanding, the obligation of the Pass Through Trustee of each Pass Through Trust then in existence to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.

SECTION 3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

and as debtor in possession under Sections 1107 and 1108 of the Bankruptcy Code to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

(ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and by the Bankruptcy Court and will not violate the Company’s Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(b) Representations and Warranties of WTC. WTC represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. WTC is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of WTC, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

(ii) Due Authorization; No Conflicts. The execution and delivery by WTC, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by WTC, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by WTC, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, and will not violate its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

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American Airlines 2013-2 Aircraft EETC

(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of WTC, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(c) Representations and Warranties of the Class A Pass Through Trustee. The Class A Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.

(d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;

(ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s charter or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

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American Airlines 2013-2 Aircraft EETC

(iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s trust or fiduciary powers;

(v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or the Class A Liquidity Facility), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or the Class A Liquidity Facility); and

(vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.

(e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement, the Deposit Agreement and the Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;

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(ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and the Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;

(ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

SECTION 4. Covenants.

(a) Covenants of the Company.

(i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.

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(ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.

(iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.

(iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.

(v) Issuance and Refinancing of Equipment Notes; Series B Equipment Notes; Additional Series Equipment Notes. The Company shall have the option to (A) (I) issue Series B Equipment Notes under any Indenture, or (II) if Series B Equipment Notes shall have been issued under any Indenture, redeem such Series B Equipment Notes and issue new Series B Equipment Notes under such Indenture, or (B) (I) issue Additional Series Equipment Notes under any Indenture concurrently with, or at any time after, the initial issuance of any Series B Equipment Notes under such Indenture, and (II) if Additional Series Equipment Notes shall have been issued under any Indenture, redeem such Additional Series Equipment Notes and issue new Additional Series Equipment Notes under such Indenture, provided that the Company shall have obtained a Rating Agency Confirmation with respect to any Class of Certificates then rated by such Rating Agency that will remain outstanding in connection with such issuance or such redemption and issuance, as applicable; and provided further that any such issuance or redemption and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any such Series B Equipment Notes or Additional Series Equipment Notes are to be so issued, the Class B Pass Through Trustee or the Additional Series Pass Through Trustee, as applicable, shall execute and deliver an instrument

Note Purchase Agreement

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(including, without limitation, a joinder agreement) by which such Class B Pass Through Trustee or Additional Series Pass Through Trustee, as applicable, becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to (or any amendment and restatement of) this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form) and any other Operative Agreements as may be necessary or desirable to give effect to such issuance or redemption and issuance of such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, and the issuance of pass through certificates by any pass through trust that acquires any such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such Series B Equipment Notes or Additional Series Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify any such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)).

(vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.

(b) Covenants by WTC.

(i) Status as Citizen of the United States. WTC, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon WTC giving any such notice, WTC shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

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(ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld, WTC will act as Pass Through Trustee and Subordination Agent solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states.

(c) [Reserved].

(d) Covenants by the Pass Through Trustees.

(i) Tax Forms of the Class A Pass Through Trustee. On or prior to the Issuance Date, the Class A Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent, the Class A Liquidity Provider, the Escrow Agent, the Paying Agent and the Depositary.

(ii) Tax Forms of the Pass Through Trustee of Class B or Additional Series Pass Through Trust. If any Series B Equipment Notes or Additional Series Equipment Notes shall be issued under any Indenture as provided in Section 4(a)(v), on or prior to the date such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, shall have been so issued, the Class B Pass Through Trustee or the Additional Series Pass Through Trustee, as applicable, shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a liquidity facility shall have been provided with respect to the Class B Pass Through Trust or the Additional Series Pass Through Trust, to the provider of such liquidity facility and, if such Series B Equipment Notes or Additional Series Equipment Notes shall be issued on or prior to the Delivery Period Termination Date, to the Escrow Agent, the Paying Agent and the Depositary.

SECTION 5. Depositary Downgrade and Replacement of Depositary.

(a) Depositary Downgrade and Option to Replace. If (1) the Depositary is downgraded by any Rating Agency such that the Depositary does not have either a Short-Term Rating or a Long-Term Rating that is equal to or higher than the applicable Depositary Threshold Rating for such Rating Agency, or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).

(b) [Reserved].

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(c) Terms and Preconditions for Replacement of Depositary.

(i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with such Replacement Depositary.

(ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.

(iii) Replacement Deposit Agreement; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for the Class A Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.

(d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreement).

(e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreement and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreement with the Replacement Deposit Agreement.

(f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreement, the Deposit Agreement with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreement, the Replacement Depositary shall be deemed to be the

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American Airlines 2013-2 Aircraft EETC

Depositary under the Deposit Agreement with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreement shall be deemed to be the Deposit Agreement hereunder and under the other Operative Agreements.

SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.

SECTION 7. Expenses. So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay:

(a) Certain Class A Liquidity Provider Fees. To the Subordination Agent when due an amount or amounts equal to the fees payable to the Class A Liquidity Provider under Section 2.03 of the Class A Liquidity Facility and under the related Fee Letter (as defined in the Intercreditor Agreement);

(b) Under the Class A Liquidity Facility. To the Subordination Agent when due (i) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of the Class A Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding and (ii) any other amounts owed to the Class A Liquidity Provider by the Subordination Agent as borrower under the Class A Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (i) of this sentence);

(c) Under the Pass Through Trust Agreements. All compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements in respect of each Pass Through Trust then in existence;

(d) Under the Intercreditor Agreement. All compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement; and

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(e) Escrow Agent and Paying Agent. In the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.

For purposes of this Section 7, the terms “Applied Downgrade Advance”, “Downgrade Advance” and “Investment Earnings” shall have the meanings specified in the Class A Liquidity Facility.

SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.

SECTION 9. Miscellaneous.

(a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.

(b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreement, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

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(c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Initial Purchasers, each of the beneficiaries of Section 7 hereof, the Class A Liquidity Provider as a beneficiary of Section 2(b) hereof and the proviso to Section 2 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Initial Purchasers, each of the beneficiaries of Section 7 hereof, the Class A Liquidity Provider as a beneficiary of Section 2(b) hereof and the proviso to Section 2 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 7 hereof (including, but not limited to, rights, powers, privileges, benefits, interests, remedies and claims under Section 7), to the Class A Liquidity Provider with respect to Section 2(b) hereof or the proviso to Section 2 hereof, or to the Depositary with respect to Section 5(c)(ii) hereof, each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.

SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

SECTION 11. Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all other Operative Agreements hereby (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, except during the period prior to the effective date of any plan of reorganization filed in the Chapter 11 Case and confirmed pursuant to Section 1129 of the Bankruptcy Code, during which period the Bankruptcy Court shall also have non-exclusive jurisdiction, for the purposes of any suit, action or other proceeding arising out of this Note Purchase Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note Purchase Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow.]

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American Airlines 2013-2 Aircraft EETC

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:	/s/ Patricia Delgadillo
Name: Patricia Delgadillo
Title: Managing Director – Treasury
Address: 4333 Amon Carter Boulevard
Mail Drop 5662
Fort Worth, Texas 76155
Ref.: American Airlines 2013-2 EETC
Attention: Treasurer
Telephone: (817) 963-1234
Facsimile: (817) 967-4318

Signature Page

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American Airlines 2013-2 Aircraft EETC

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Class A Pass Through Trustee

By:	/s/ Melinda Morales
Name: Melinda Morales
Title: Financial Services Officer
Address: 1100 North Market Street Wilmington, Delaware 19890
Att: Adam Vogelsong
Ref.: American Airlines 2013-2 EETC
Telephone: (302) 636-6472 Facsimile: (302) 636-4149

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent

By	/s/ Melinda Morales
Name: Melinda Morales
Title: Financial Services Officer
Address: 1100 North Market Street Wilmington, Delaware 19890
Att: Adam Vogelsong
Ref.: American Airlines 2013-2 EETC
Telephone: (302) 636-6472 Facsimile: (302) 636-4149

Signature Page

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American Airlines 2013-2 Aircraft EETC

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent

By	/s/ Melinda Morales
Name: Melinda Morales
Title: Financial Services Officer
1100 North Market Street
Wilmington, Delaware 19890
Att: Adam Vogelsong
Ref.: American Airlines 2013-2 EETC
Telephone: (302) 636-6472
Facsimile: (302) 636-4149

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent

By	/s/ Melinda Morales
Name: Melinda Morales
Title: Financial Services Officer
Address: 1100 North Market Street Wilmington, Delaware 19890 Att: Adam Vogelsong Ref.: American Airlines 2013-2 EETC Telephone: (302) 636-6472 Facsimile: (302) 636-4149

Signature Page

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SCHEDULE I to

NOTE PURCHASE AGREEMENT

AIRCRAFT AND EXISTING FINANCINGS

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)	Existing Financing
1.	N907AN	Boeing	737-823 (BOEING 737-800)	29509	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
2.	N913AN	Boeing	737-823 (BOEING 737-800)	29514	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
3.	N920AN	Boeing	737-823 (BOEING 737-800)	29521	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
4.	N921AN	Boeing	737-823 (BOEING 737-800)	29522	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
5.	N922AN	Boeing	737-823 (BOEING 737-800)	29523	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
6.	N923AN	Boeing	737-823 (BOEING 737-800)	29524	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
7.	N926AN	Boeing	737-823 (BOEING 737-800)	29527	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
8.	N968AN	Boeing	737-823 (BOEING 737-800)	30095	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
9.	N981AN	Boeing	737-823 (BOEING 737-800)	29569	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2011-2 EETC
10.	N983AN	Boeing	737-823 (BOEING 737-800)	29570	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2011-2 EETC
11.	N183AN	Boeing	757-223 (BOEING 757-200)	29593	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
12.	N184AN	Boeing	757-223 (BOEING 757-200)	29594	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
13.	N965AN	Boeing	737-823 (BOEING 737-800)	29544	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
14.	N966AN	Boeing	737-823 (BOEING 737-800)	30094	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
15.	N175AN	Boeing	757-223 (BOEING 757-200)	32394	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
16.	N189AN	Boeing	757-223 (BOEING 757-200)	32383	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC

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SCHEDULE I to

NOTE PURCHASE AGREEMENT

(Cont’d)

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)	Existing Financing
17.	N190AA	Boeing	757-223 (BOEING 757-200)	32384	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
18.	N191AN	Boeing	757-223 (BOEING 757-200)	32385	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
19.	N192AN	Boeing	757-223 (BOEING 757-200)	32386	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
20.	N193AN	Boeing	757-223 (BOEING 757-200)	32387	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
21.	N194AA	Boeing	757-223 (BOEING 757-200)	32388	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
22.	N195AN	Boeing	757-223 (BOEING 757-200)	32389	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
23.	N196AA	Boeing	757-223 (BOEING 757-200)	32390	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
24.	N197AN	Boeing	757-223 (BOEING 757-200)	32391	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
25.	N198AA	Boeing	757-223 (BOEING 757-200)	32392	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
26.	N199AN	Boeing	757-223 (BOEING 757-200)	32393	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2011-2 EETC
27.	N797AN	Boeing	777-223ER (BOEING 777-200)	30012	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
28.	N798AN	Boeing	777-223ER (BOEING 777-200)	30797	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
29.	N799AN	Boeing	777-223ER (BOEING 777-200)	30258	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
30.	N750AN	Boeing	777-223ER (BOEING 777-200)	30259	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
31.	N751AN	Boeing	777-223ER (BOEING 777-200)	30798	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
32.	N752AN	Boeing	777-223ER (BOEING 777-200)	30260	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC

Sch. I - 2

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SCHEDULE I to

NOTE PURCHASE AGREEMENT

(Cont’d)

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)	Existing Financing
33.	N753AN	Boeing	777-223ER (BOEING 777-200)	30261	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
34.	N754AN	Boeing	777-223ER (BOEING 777-200)	30262	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
35.	N755AN	Boeing	777-223ER (BOEING 777-200)	30263	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
36.	N756AM	Boeing	777-223ER (BOEING 777-200)	30264	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
37.	N757AN	Boeing	777-223ER (BOEING 777-200)	32636	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
38.	N758AN	Boeing	777-223ER (BOEING 777-200)	32637	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
39.	N759AN	Boeing	777-223ER (BOEING 777-200)	32638	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2011-2 EETC
40.	N901AN	Boeing	737-823 (BOEING 737-800)	29503	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
41.	N905AN	Boeing	737-823 (BOEING 737-800)	29507	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
42.	N906AN	Boeing	737-823 (BOEING 737-800)	29508	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
43.	N957AN	Boeing	737-823 (BOEING 737-800)	29541	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2011-2 EETC
44.	N909AN	Boeing	737-823 (BOEING 737-800)	29511	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
45.	N910AN	Boeing	737-823 (BOEING 737-800)	29512	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
46.	N912AN	Boeing	737-823 (BOEING 737-800)	29513	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
47.	N914AN	Boeing	737-823 (BOEING 737-800)	29515	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
48.	N915AN	Boeing	737-823 (BOEING 737-800)	29516	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes

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SCHEDULE I to

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(Cont’d)

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)	Existing Financing
49.	N916AN	Boeing	737-823 (BOEING 737-800)	29517	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
50.	N917AN	Boeing	737-823 (BOEING 737-800)	29518	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
51.	N918AN	Boeing	737-823 (BOEING 737-800)	29519	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
52.	N919AN	Boeing	737-823 (BOEING 737-800)	29520	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2009-2 Secured Notes
53.	N399AN	Boeing	767-323ER (BOEING 767-300)	29606	General Electric	CF6-90C2B6 (GE CF6-80C2)	2009-2 Secured Notes
54.	N778AN	Boeing	777-223ER (BOEING 777-200)	29587	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2009-2 Secured Notes
55.	N779AN	Boeing	777-223ER (BOEING 777-200)	29955	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2009-2 Secured Notes
56.	N800NN	Boeing	737-823 (BOEING 737-800)	29564	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
57.	N810NN	Boeing	737-823 (BOEING 737-800)	33207	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
58.	N811NN	Boeing	737-823 (BOEING 737-800)	31079	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
59.	N814NN	Boeing	737-823 (BOEING 737-800)	29562	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
60.	N817NN	Boeing	737-823 (BOEING 737-800)	29558	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
61.	N819NN	Boeing	737-823 (BOEING 737-800)	31083	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
62.	N820NN	Boeing	737-823 (BOEING 737-800)	29559	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
63.	N825NN	Boeing	737-823 (BOEING 737-800)	31087	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC

Sch. I - 4

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

SCHEDULE I to

NOTE PURCHASE AGREEMENT

(Cont’d)

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)	Existing Financing
64.	N826NN	Boeing	737-823 (BOEING 737-800)	31089	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
65.	N827NN	Boeing	737-823 (BOEING 737-800)	33209	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
66.	N829NN	Boeing	737-823 (BOEING 737-800)	33210	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
67.	N830NN	Boeing	737-823 (BOEING 737-800)	31091	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
68.	N831NN	Boeing	737-823 (BOEING 737-800)	33211	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
69.	N832NN	Boeing	737-823 (BOEING 737-800)	33521	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
70.	N833NN	Boeing	737-823 (BOEING 737-800)	31093	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
71.	N834NN	Boeing	737-823 (BOEING 737-800)	29576	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	2009-1 EETC
72.	N780AN	Boeing	777-223ER (BOEING 777-200)	29956	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	2009-1 EETC
73.	N795AN	Boeing	777-223ER (BOEING 777-200)	30257	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	2009-1 EETC
74.	N771AN	Boeing	777-223ER (BOEING 777-200)	29579	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	2009-1 EETC
75.	N773AN	Boeing	777-223ER (BOEING 777-200)	29583	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	2009-1 EETC

Sch. I - 5

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

SCHEDULE II to

NOTE PURCHASE AGREEMENT

TRUST SUPPLEMENTS

Trust Supplement No. 2013-2A, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2013-2A.

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

SCHEDULE III to

NOTE PURCHASE AGREEMENT

REQUIRED TERMS

Equipment Notes

Obligor: The Company

Maximum Principal Amount: $1,408,113,000

The original principal amount and amortization schedule of the Series A Equipment Notes issued with respect to an Aircraft shall be as set forth in the following tables:

PRINCIPAL AMOUNTS OF SERIES A EQUIPMENT NOTES

Aircraft	Principal Amount
N901AN	$9,979,000
N905AN	10,670,000
N906AN	10,599,000
N907AN	11,308,000
N909AN	11,392,000
N910AN	11,900,000
N913AN	11,024,000
N912AN	10,824,000
N914AN	10,316,000
N915AN	11,007,000
N916AN	10,564,000
N917AN	10,518,000
N918AN	11,517,000
N919AN	10,582,000
N920AN	11,755,000
N921AN	11,952,000
N922AN	11,519,000
N923AN	12,023,000
N926AN	12,271,000
N957AN	12,547,000
N965AN	13,004,000
N966AN	12,839,000
N968AN	11,869,000
N981AN	21,217,000

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Aircraft	Principal Amount
N983AN	21,342,000
N800NN	22,149,000
N810NN	21,709,000
N811NN	21,725,000
N814NN	21,846,000
N817NN	22,000,000
N819NN	21,998,000
N820NN	22,050,000
N825NN	22,669,000
N826NN	22,719,000
N827NN	22,726,000
N829NN	22,737,000
N830NN	22,770,000
N831NN	22,829,000
N832NN	22,908,000
N833NN	23,084,000
N834NN	23,063,000
N183AN	9,004,000
N184AN	9,436,000
N189AN	8,738,000
N190AA	10,762,000
N191AN	9,273,000
N192AN	11,552,000
N193AN	9,099,000
N194AA	8,575,000
N195AN	10,437,000
N196AA	9,114,000
N197AN	10,923,000
N198AA	10,720,000
N199AN	9,418,000
N175AN	8,538,000
N399AN	15,877,000
N771AN	30,316,000
N773AN	30,135,000
N778AN	28,802,000
N779AN	27,880,000
N780AN	32,131,000
N795AN	31,911,000
N797AN	30,261,000
N798AN	32,797,000
N799AN	31,867,000
N750AN	31,867,000

Sch. III-2

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Aircraft	Principal Amount
N751AN	30,817,000
N752AN	31,097,000
N753AN	31,845,000
N754AN	31,702,000
N755AN	31,510,000
N756AM	31,625,000
N757AN	31,515,000
N758AN	32,302,000
N759AN	32,747,000

Total	$1,408,113,000

Sch. III-3

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

AMORTIZATION SCHEDULES

Series A Equipment Notes

Boeing 737-823

N901AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.38606664%
July 15, 2014	3.88933400%
January 15, 2015	3.88048061%
July 15, 2015	4.68393597%
January 15, 2016	3.83178535%
July 15, 2016	3.99815372%
January 15, 2017	3.97383606%
July 15, 2017	3.93095962%
January 15, 2018	3.90508458%
July 15, 2018	3.87777292%
January 15, 2019	60.64259054%

Series A Equipment Notes

Boeing 737-823

N905AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.38445295%
July 15, 2014	3.88939897%
January 15, 2015	3.88054545%
July 15, 2015	4.68401425%
January 15, 2016	3.83184930%
July 15, 2016	3.99822052%
January 15, 2017	3.97390244%
July 15, 2017	3.93102521%
January 15, 2018	3.90514986%
July 15, 2018	3.87783768%
January 15, 2019	60.64360337%

Sch. III-4

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N906AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.32086820%
July 15, 2014	2.94688971%
January 15, 2015	3.79457939%
July 15, 2015	4.61036617%
January 15, 2016	3.74901651%
July 15, 2016	3.91974158%
January 15, 2017	3.89728729%
July 15, 2017	3.85605350%
January 15, 2018	3.83231201%
July 15, 2018	3.80733286%
January 15, 2019	62.26555279%

Series A Equipment Notes

Boeing 737-823

N907AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31630722%
July 15, 2014	2.94702874%
January 15, 2015	3.79475840%
July 15, 2015	4.61058366%
January 15, 2016	3.74919331%
July 15, 2016	3.91992660%
January 15, 2017	3.89747117%
July 15, 2017	3.85623532%
January 15, 2018	3.83249284%
July 15, 2018	3.80751247%
January 15, 2019	62.26849027%

Sch. III-5

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N909AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31347823%
July 15, 2014	2.94711499%
January 15, 2015	3.79486938%
July 15, 2015	4.61071866%
January 15, 2016	3.74930293%
July 15, 2016	3.92004126%
January 15, 2017	3.89758524%
July 15, 2017	3.85634814%
January 15, 2018	3.83260499%
July 15, 2018	3.80762395%
January 15, 2019	62.27031224%

Series A Equipment Notes

Boeing 737-823

N910AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31495311%
July 15, 2014	2.94707000%
January 15, 2015	3.79481151%
July 15, 2015	4.61064832%
January 15, 2016	3.74924580%
July 15, 2016	3.91998143%
January 15, 2017	3.89752580%
July 15, 2017	3.85628933%
January 15, 2018	3.83254647%
July 15, 2018	3.80756588%
January 15, 2019	62.26936235%

Sch. III-6

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N913AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31776896%
July 15, 2014	2.94698422%
January 15, 2015	3.79470093%
July 15, 2015	4.61051406%
January 15, 2016	3.74913661%
July 15, 2016	3.91986729%
January 15, 2017	3.89741219%
July 15, 2017	3.85617707%
January 15, 2018	3.83243487%
July 15, 2018	3.80745492%
January 15, 2019	62.26754889%

Series A Equipment Notes

Boeing 737-823

N912AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31630719%
July 15, 2014	2.94702882%
January 15, 2015	3.79475831%
July 15, 2015	4.61058370%
January 15, 2016	3.74919337%
July 15, 2016	3.91992655%
January 15, 2017	3.89747108%
July 15, 2017	3.85623540%
January 15, 2018	3.83249279%
July 15, 2018	3.80751247%
January 15, 2019	62.26849030%

Sch. III-7

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N914AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31474515%
July 15, 2014	2.94707639%
January 15, 2015	3.79481970%
July 15, 2015	4.61065820%
January 15, 2016	3.74925388%
July 15, 2016	3.91998982%
January 15, 2017	3.89753422%
July 15, 2017	3.85629760%
January 15, 2018	3.83255477%
July 15, 2018	3.80757396%
January 15, 2019	62.26949632%

Series A Equipment Notes

Boeing 737-823

N915AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31337930%
July 15, 2014	2.94711802%
January 15, 2015	3.79487326%
July 15, 2015	4.61072336%
January 15, 2016	3.74930680%
July 15, 2016	3.92004524%
January 15, 2017	3.89758917%
July 15, 2017	3.85635214%
January 15, 2018	3.83260889%
July 15, 2018	3.80762778%
January 15, 2019	62.27037603%

Sch. III-8

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N916AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31935791%
July 15, 2014	2.94693582%
January 15, 2015	3.79463858%
July 15, 2015	4.61043828%
January 15, 2016	3.74907497%
July 15, 2016	3.91980282%
January 15, 2017	3.89734826%
July 15, 2017	3.85611359%
January 15, 2018	3.83237192%
July 15, 2018	3.80739237%
January 15, 2019	62.26652546%

Series A Equipment Notes

Boeing 737-823

N917AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31783923%
July 15, 2014	2.94698213%
January 15, 2015	3.79469823%
July 15, 2015	4.61051065%
January 15, 2016	3.74913387%
July 15, 2016	3.91986442%
January 15, 2017	3.89740939%
July 15, 2017	3.85617427%
January 15, 2018	3.83243202%
July 15, 2018	3.80745218%
January 15, 2019	62.26750361%

Sch. III-9

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N918AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31630720%
July 15, 2014	2.94702883%
January 15, 2015	3.79475836%
July 15, 2015	4.61058366%
January 15, 2016	3.74919328%
July 15, 2016	3.91992654%
January 15, 2017	3.89747122%
July 15, 2017	3.85623530%
January 15, 2018	3.83249284%
July 15, 2018	3.80751255%
January 15, 2019	62.26849023%

Series A Equipment Notes

Boeing 737-823

N919AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31630722%
July 15, 2014	2.94702873%
January 15, 2015	3.79475836%
July 15, 2015	4.61058373%
January 15, 2016	3.74919335%
July 15, 2016	3.91992648%
January 15, 2017	3.89747118%
July 15, 2017	3.85623540%
January 15, 2018	3.83249282%
July 15, 2018	3.80751247%
January 15, 2019	62.26849027%

Sch. III-10

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N920AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31356555%
July 15, 2014	2.94711238%
January 15, 2015	3.79486593%
July 15, 2015	4.61071450%
January 15, 2016	3.74929962%
July 15, 2016	3.92003769%
January 15, 2017	3.89758171%
July 15, 2017	3.85634470%
January 15, 2018	3.83260145%
July 15, 2018	3.80762050%
January 15, 2019	62.27025598%

Series A Equipment Notes

Boeing 737-823

N921AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.32035191%
July 15, 2014	2.94690546%
January 15, 2015	3.79459965%
July 15, 2015	4.61039081%
January 15, 2016	3.74903640%
July 15, 2016	3.91976263%
January 15, 2017	3.89730807%
July 15, 2017	3.85607405%
January 15, 2018	3.83233250%
July 15, 2018	3.80735325%
January 15, 2019	62.26588529%

Sch. III-11

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N922AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.25299722%
July 15, 2014	2.88280007%
January 15, 2015	2.88258616%
July 15, 2015	4.54078991%
January 15, 2016	3.67065171%
July 15, 2016	3.84552452%
January 15, 2017	3.82483827%
July 15, 2017	3.78516156%
January 15, 2018	3.76344474%
July 15, 2018	3.74067905%
January 15, 2019	63.81052678%

Series A Equipment Notes

Boeing 737-823

N923AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.25159736%
July 15, 2014	2.88284180%
January 15, 2015	2.88262788%
July 15, 2015	4.54085561%
January 15, 2016	3.67070482%
July 15, 2016	3.84558014%
January 15, 2017	3.82489362%
July 15, 2017	3.78521634%
January 15, 2018	3.76349921%
July 15, 2018	3.74073318%
January 15, 2019	63.81145005%

Sch. III-12

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N926AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.25553956%
July 15, 2014	2.88272423%
January 15, 2015	2.88251047%
July 15, 2015	4.54067061%
January 15, 2016	3.67055529%
July 15, 2016	3.84542344%
January 15, 2017	3.82473767%
July 15, 2017	3.78506218%
January 15, 2018	3.76334586%
July 15, 2018	3.74058072%
January 15, 2019	63.80884997%

Series A Equipment Notes

Boeing 737-823

N957AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.12892245%
July 15, 2014	2.76378401%
January 15, 2015	2.76461919%
July 15, 2015	3.61305212%
January 15, 2016	2.74875548%
July 15, 2016	3.70769172%
January 15, 2017	3.69028764%
July 15, 2017	3.65350219%
January 15, 2018	3.63554372%
July 15, 2018	3.61688667%
January 15, 2019	66.67695481%

Sch. III-13

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N965AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07690972%
July 15, 2014	2.70829860%
January 15, 2015	2.70962119%
July 15, 2015	3.56065826%
January 15, 2016	2.69540218%
July 15, 2016	2.88898723%
January 15, 2017	3.62752676%
July 15, 2017	3.59208743%
January 15, 2018	3.57587711%
July 15, 2018	3.55913111%
January 15, 2019	68.00550038%

Series A Equipment Notes

Boeing 737-823

N966AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07692570%
July 15, 2014	2.70829815%
January 15, 2015	2.70962076%
July 15, 2015	3.56065761%
January 15, 2016	2.69540174%
July 15, 2016	2.88898676%
January 15, 2017	3.62752621%
July 15, 2017	3.59208684%
January 15, 2018	3.57587647%
July 15, 2018	3.55913054%
January 15, 2019	68.00548921%

Sch. III-14

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N968AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07566754%
July 15, 2014	2.70833322%
January 15, 2015	2.70965599%
July 15, 2015	3.56070385%
January 15, 2016	2.69543677%
July 15, 2016	2.88902418%
January 15, 2017	3.62757326%
July 15, 2017	3.59213354%
January 15, 2018	3.57592291%
July 15, 2018	3.55917676%
January 15, 2019	68.00637198%

Sch. III-15

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N981AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.44048735%
July 15, 2014	2.07906146%
January 15, 2015	2.08592487%
July 15, 2015	2.96695164%
January 15, 2016	2.09038757%
July 15, 2016	2.29971000%
January 15, 2017	2.30639878%
July 15, 2017	2.29369218%
January 15, 2018	2.30305943%
July 15, 2018	2.31414639%
January 15, 2019	3.30972791%
July 15, 2019	0.85196508%
January 15, 2020	2.36125183%
July 15, 2020	2.39311137%
January 15, 2021	2.42683032%
July 15, 2021	11.01683410%
January 15, 2022	2.86016086%
July 15, 2022	2.90146368%
January 15, 2023	48.69883518%

Sch. III-16

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N983AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.44201556%
July 15, 2014	2.07902891%
January 15, 2015	2.08589218%
July 15, 2015	2.96690516%
January 15, 2016	2.09035484%
July 15, 2016	2.29967398%
January 15, 2017	2.30636267%
July 15, 2017	2.29365622%
January 15, 2018	2.30302338%
July 15, 2018	2.31411016%
January 15, 2019	3.30967604%
July 15, 2019	0.85195174%
January 15, 2020	2.36121483%
July 15, 2020	2.39307389%
January 15, 2021	2.42679229%
July 15, 2021	11.01666151%
January 15, 2022	2.86011606%
July 15, 2022	2.90141824%
January 15, 2023	48.69807235%

Sch. III-17

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N800NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.44345600%
July 15, 2014	2.07899824%
January 15, 2015	2.08586139%
July 15, 2015	2.96686135%
January 15, 2016	2.09032399%
July 15, 2016	2.29963998%
January 15, 2017	2.30632864%
July 15, 2017	2.29362233%
January 15, 2018	2.30298939%
July 15, 2018	2.31407599%
January 15, 2019	3.30962716%
July 15, 2019	0.85193914%
January 15, 2020	2.36118001%
July 15, 2020	2.39303856%
January 15, 2021	2.42675647%
July 15, 2021	11.01649885%
January 15, 2022	2.86007382%
July 15, 2022	2.90137541%
January 15, 2023	48.69735329%

Sch. III-18

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N810NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.44350067%
July 15, 2014	2.07899728%
January 15, 2015	2.08586038%
July 15, 2015	2.96686001%
January 15, 2016	2.09032305%
July 15, 2016	2.29963895%
January 15, 2017	2.30632756%
July 15, 2017	2.29362131%
January 15, 2018	2.30298830%
July 15, 2018	2.31407495%
January 15, 2019	3.30962564%
July 15, 2019	0.85193878%
January 15, 2020	2.36117887%
July 15, 2020	2.39303750%
January 15, 2021	2.42675535%
July 15, 2021	11.01649380%
January 15, 2022	2.86007250%
July 15, 2022	2.90137408%
January 15, 2023	48.69733101%

Sch. III-19

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N811NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41289998%
July 15, 2014	2.05092055%
January 15, 2015	2.05803148%
July 15, 2015	2.94039089%
January 15, 2016	2.06332911%
July 15, 2016	2.27335310%
January 15, 2017	2.28052934%
July 15, 2017	2.26829464%
January 15, 2018	2.27821625%
July 15, 2018	2.28990734%
January 15, 2019	3.28994255%
July 15, 2019	0.82313749%
January 15, 2020	2.33897629%
July 15, 2020	2.37177832%
January 15, 2021	2.40655190%
July 15, 2021	11.05143208%
January 15, 2022	2.84957565%
July 15, 2022	2.89302251%
January 15, 2023	49.05971052%

Sch. III-20

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N814NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41289998%
July 15, 2014	2.05092058%
January 15, 2015	2.05803145%
July 15, 2015	2.94039092%
January 15, 2016	2.06332912%
July 15, 2016	2.27335306%
January 15, 2017	2.28052934%
July 15, 2017	2.26829461%
January 15, 2018	2.27821624%
July 15, 2018	2.28990735%
January 15, 2019	3.28994260%
July 15, 2019	0.82313746%
January 15, 2020	2.33897629%
July 15, 2020	2.37177836%
January 15, 2021	2.40655186%
July 15, 2021	11.05143212%
January 15, 2022	2.84957567%
July 15, 2022	2.89302248%
January 15, 2023	49.05971052%

Sch. III-21

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N817NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41290000%
July 15, 2014	2.05092055%
January 15, 2015	2.05803150%
July 15, 2015	2.94039086%
January 15, 2016	2.06332914%
July 15, 2016	2.27335305%
January 15, 2017	2.28052936%
July 15, 2017	2.26829464%
January 15, 2018	2.27821623%
July 15, 2018	2.28990736%
January 15, 2019	3.28994255%
July 15, 2019	0.82313750%
January 15, 2020	2.33897627%
July 15, 2020	2.37177836%
January 15, 2021	2.40655186%
July 15, 2021	11.05143209%
January 15, 2022	2.84957568%
July 15, 2022	2.89302250%
January 15, 2023	49.05971050%

Sch. III-22

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N819NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41216065%
July 15, 2014	2.05093609%
January 15, 2015	2.05804705%
July 15, 2015	2.94041317%
January 15, 2016	2.06334476%
July 15, 2016	2.27337026%
January 15, 2017	2.28054669%
July 15, 2017	2.26831180%
January 15, 2018	2.27823348%
July 15, 2018	2.28992472%
January 15, 2019	3.28996750%
July 15, 2019	0.82314369%
January 15, 2020	2.33899400%
July 15, 2020	2.37179635%
January 15, 2021	2.40657010%
July 15, 2021	11.05151582%
January 15, 2022	2.84959724%
July 15, 2022	2.89304446%
January 15, 2023	49.06008219%

Sch. III-23

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N820NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41511283%
July 15, 2014	2.05087406%
January 15, 2015	2.05798481%
July 15, 2015	2.94032422%
January 15, 2016	2.06328236%
July 15, 2016	2.27330150%
January 15, 2017	2.28047764%
July 15, 2017	2.26824317%
January 15, 2018	2.27816458%
July 15, 2018	2.28985542%
January 15, 2019	3.28986798%
July 15, 2019	0.82311882%
January 15, 2020	2.33892327%
July 15, 2020	2.37172454%
January 15, 2021	2.40649732%
July 15, 2021	11.05118150%
January 15, 2022	2.84951102%
July 15, 2022	2.89295692%
January 15, 2023	49.05859805%

Sch. III-24

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N825NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41218254%
July 15, 2014	2.05093559%
January 15, 2015	2.05804663%
July 15, 2015	2.94041250%
January 15, 2016	2.06334430%
July 15, 2016	2.27336976%
January 15, 2017	2.28054616%
July 15, 2017	2.26831126%
January 15, 2018	2.27823301%
July 15, 2018	2.28992417%
January 15, 2019	3.28996678%
July 15, 2019	0.82314350%
January 15, 2020	2.33899352%
July 15, 2020	2.37179576%
January 15, 2021	2.40656959%
July 15, 2021	11.05151334%
January 15, 2022	2.84959659%
July 15, 2022	2.89304380%
January 15, 2023	49.06007120%

Sch. III-25

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N826NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41433179%
July 15, 2014	2.05089044%
January 15, 2015	2.05800132%
July 15, 2015	2.94034773%
January 15, 2016	2.06329887%
July 15, 2016	2.27331969%
January 15, 2017	2.28049593%
July 15, 2017	2.26826132%
January 15, 2018	2.27818280%
July 15, 2018	2.28987376%
January 15, 2019	3.28989432%
July 15, 2019	0.82312536%
January 15, 2020	2.33894199%
July 15, 2020	2.37174356%
January 15, 2021	2.40651657%
July 15, 2021	11.05126995%
January 15, 2022	2.84953383%
July 15, 2022	2.89298006%
January 15, 2023	49.05899071%

Sch. III-26

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N827NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41289998%
July 15, 2014	2.05092058%
January 15, 2015	2.05803146%
July 15, 2015	2.94039092%
January 15, 2016	2.06332909%
July 15, 2016	2.27335308%
January 15, 2017	2.28052935%
July 15, 2017	2.26829464%
January 15, 2018	2.27821623%
July 15, 2018	2.28990733%
January 15, 2019	3.28994258%
July 15, 2019	0.82313746%
January 15, 2020	2.33897633%
July 15, 2020	2.37177832%
January 15, 2021	2.40655192%
July 15, 2021	11.05143206%
January 15, 2022	2.84957564%
July 15, 2022	2.89302253%
January 15, 2023	49.05971051%

Sch. III-27

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N829NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41289999%
July 15, 2014	2.05092057%
January 15, 2015	2.05803149%
July 15, 2015	2.94039086%
January 15, 2016	2.06332911%
July 15, 2016	2.27335308%
January 15, 2017	2.28052936%
July 15, 2017	2.26829463%
January 15, 2018	2.27821626%
July 15, 2018	2.28990733%
January 15, 2019	3.28994256%
July 15, 2019	0.82313749%
January 15, 2020	2.33897629%
July 15, 2020	2.37177833%
January 15, 2021	2.40655188%
July 15, 2021	11.05143212%
January 15, 2022	2.84957563%
July 15, 2022	2.89302252%
January 15, 2023	49.05971052%

Sch. III-28

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N830NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41290000%
July 15, 2014	2.05092055%
January 15, 2015	2.05803149%
July 15, 2015	2.94039087%
January 15, 2016	2.06332912%
July 15, 2016	2.27335305%
January 15, 2017	2.28052938%
July 15, 2017	2.26829464%
January 15, 2018	2.27821621%
July 15, 2018	2.28990738%
January 15, 2019	3.28994256%
July 15, 2019	0.82313746%
January 15, 2020	2.33897633%
July 15, 2020	2.37177830%
January 15, 2021	2.40655191%
July 15, 2021	11.05143210%
January 15, 2022	2.84957563%
July 15, 2022	2.89302253%
January 15, 2023	49.05971050%

Sch. III-29

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N831NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41432489%
July 15, 2014	2.05089062%
January 15, 2015	2.05800140%
July 15, 2015	2.94034798%
January 15, 2016	2.06329896%
July 15, 2016	2.27331990%
January 15, 2017	2.28049608%
July 15, 2017	2.26826147%
January 15, 2018	2.27818297%
July 15, 2018	2.28987393%
January 15, 2019	3.28989452%
July 15, 2019	0.82312545%
January 15, 2020	2.33894218%
July 15, 2020	2.37174370%
January 15, 2021	2.40651671%
July 15, 2021	11.05127075%
January 15, 2022	2.84953406%
July 15, 2022	2.89298024%
January 15, 2023	49.05899417%

Sch. III-30

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N832NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41502999%
July 15, 2014	2.05087576%
January 15, 2015	2.05798655%
July 15, 2015	2.94032674%
January 15, 2016	2.06328405%
July 15, 2016	2.27330347%
January 15, 2017	2.28047957%
July 15, 2017	2.26824511%
January 15, 2018	2.27816654%
July 15, 2018	2.28985734%
January 15, 2019	3.28987079%
July 15, 2019	0.82311948%
January 15, 2020	2.33892527%
July 15, 2020	2.37172656%
January 15, 2021	2.40649939%
July 15, 2021	11.05119085%
January 15, 2022	2.84951345%
July 15, 2022	2.89295940%
January 15, 2023	49.05863969%

Sch. III-31

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N833NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.41501373%
July 15, 2014	2.05087615%
January 15, 2015	2.05798687%
July 15, 2015	2.94032720%
January 15, 2016	2.06328444%
July 15, 2016	2.27330380%
January 15, 2017	2.28047999%
July 15, 2017	2.26824549%
January 15, 2018	2.27816691%
July 15, 2018	2.28985774%
January 15, 2019	3.28987130%
July 15, 2019	0.82311965%
January 15, 2020	2.33892562%
July 15, 2020	2.37172700%
January 15, 2021	2.40649974%
July 15, 2021	11.05119273%
January 15, 2022	2.84951391%
July 15, 2022	2.89295989%
January 15, 2023	49.05864785%

Sch. III-32

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 737-823

N834NN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	2.38407020%
July 15, 2014	2.02375237%
January 15, 2015	2.03110289%
July 15, 2015	2.91477041%
January 15, 2016	2.03720804%
July 15, 2016	2.24791497%
January 15, 2017	2.25556294%
July 15, 2017	2.24378420%
January 15, 2018	2.25424212%
July 15, 2018	2.26651771%
January 15, 2019	3.27088193%
July 15, 2019	0.79527819%
January 15, 2020	2.31748654%
July 15, 2020	2.35120075%
January 15, 2021	2.38699493%
July 15, 2021	11.08513337%
January 15, 2022	2.83940216%
July 15, 2022	2.88492338%
January 15, 2023	49.40977288%

Sch. III-33

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N183AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.32167614%
July 15, 2014	2.94686517%
January 15, 2015	3.79454753%
July 15, 2015	89.93691115%

Series A Equipment Notes

Boeing 757-223

N184AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31459951%
July 15, 2014	2.94708086%
January 15, 2015	3.79482535%
July 15, 2015	89.94349428%

Sch. III-34

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N189AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07936496%
July 15, 2014	2.70822992%
January 15, 2015	2.70955253%
July 15, 2015	3.56056809%
January 15, 2016	2.69533394%
July 15, 2016	2.88891405%
January 15, 2017	3.62743488%
July 15, 2017	3.59199645%
January 15, 2018	3.57578645%
July 15, 2018	3.55904097%
January 15, 2019	4.39188956%
July 15, 2019	2.24423907%
January 15, 2020	3.51619890%
July 15, 2020	3.50531369%
January 15, 2021	3.49111238%
July 15, 2021	9.90519512%
January 15, 2022	4.05731254%
July 15, 2022	3.96244209%
January 15, 2023	32.93007439%

Sch. III-35

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N190AA

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07866958%
July 15, 2014	2.70824940%
January 15, 2015	2.70957201%
July 15, 2015	3.56059357%
January 15, 2016	2.69535328%
July 15, 2016	2.88893477%
January 15, 2017	3.62746088%
July 15, 2017	3.59202221%
January 15, 2018	3.57581221%
July 15, 2018	3.55906644%
January 15, 2019	4.39192111%
July 15, 2019	2.24425506%
January 15, 2020	3.51622412%
July 15, 2020	3.50533897%
January 15, 2021	3.49113743%
July 15, 2021	9.90526612%
January 15, 2022	4.05734167%
July 15, 2022	3.96247045%
January 15, 2023	32.93031072%

Sch. III-36

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N191AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07566753%
July 15, 2014	2.70833323%
January 15, 2015	2.70965599%
July 15, 2015	3.56070387%
January 15, 2016	2.69543675%
July 15, 2016	2.88902426%
January 15, 2017	3.62757317%
July 15, 2017	3.59213361%
January 15, 2018	3.57592289%
July 15, 2018	3.55917675%
January 15, 2019	4.39205705%
July 15, 2019	2.24432460%
January 15, 2020	3.51633301%
July 15, 2020	3.50544754%
January 15, 2021	3.49124555%
July 15, 2021	9.90557295%
January 15, 2022	4.05746738%
July 15, 2022	3.96259323%
January 15, 2023	32.93133064%

Sch. III-37

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N192AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07706588%
July 15, 2014	2.70829423%
January 15, 2015	2.70961678%
July 15, 2015	3.56065253%
January 15, 2016	2.69539785%
July 15, 2016	2.88898260%
January 15, 2017	82.35999013%

Series A Equipment Notes

Boeing 757-223

N193AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02417244%
July 15, 2014	2.65544368%
January 15, 2015	2.65723156%
July 15, 2015	3.51078053%
January 15, 2016	2.64458127%
July 15, 2016	85.50779053%

Sch. III-38

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N194AA

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02805073%
July 15, 2014	2.65533749%
January 15, 2015	2.65712525%
July 15, 2015	3.51064012%
January 15, 2016	2.64447557%
July 15, 2016	85.50437085%

Series A Equipment Notes

Boeing 757-223

N195AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02084747%
July 15, 2014	2.65553473%
January 15, 2015	2.65732260%
July 15, 2015	3.51090093%
January 15, 2016	2.64467194%
July 15, 2016	2.83958369%
January 15, 2017	2.83627882%
July 15, 2017	3.53372473%
January 15, 2018	3.51918109%
July 15, 2018	3.50425764%
January 15, 2019	4.35660563%
July 15, 2019	2.16646824%
January 15, 2020	3.46741075%
July 15, 2020	3.45946479%
January 15, 2021	3.44853933%
July 15, 2021	10.07846920%
January 15, 2022	3.47809169%
July 15, 2022	3.96348050%
January 15, 2023	34.85916624%

Sch. III-39

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N196AA

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02771637%
July 15, 2014	2.65534661%
January 15, 2015	2.65713441%
July 15, 2015	3.51065229%
January 15, 2016	2.64448453%
July 15, 2016	2.83938260%
January 15, 2017	2.83607790%
July 15, 2017	3.53347443%
January 15, 2018	3.51893186%
July 15, 2018	3.50400944%
January 15, 2019	4.35629713%
July 15, 2019	2.16631468%
January 15, 2020	3.46716524%
July 15, 2020	3.45921977%
January 15, 2021	3.44829504%
July 15, 2021	10.07775532%
January 15, 2022	3.47784540%
July 15, 2022	3.96319980%
January 15, 2023	34.85669717%

Sch. III-40

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N197AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02239614%
July 15, 2014	2.65549226%
January 15, 2015	2.65728023%
July 15, 2015	3.51084482%
January 15, 2016	2.64462968%
July 15, 2016	2.83953831%
January 15, 2017	2.83623354%
July 15, 2017	3.53366831%
January 15, 2018	3.51912497%
July 15, 2018	3.50420168%
January 15, 2019	4.35653602%
July 15, 2019	2.16643358%
January 15, 2020	3.46735540%
July 15, 2020	3.45940959%
January 15, 2021	3.44848421%
July 15, 2021	10.07830825%
January 15, 2022	3.47803625%
July 15, 2022	3.96341719%
January 15, 2023	34.85860954%

Sch. III-41

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N198AA

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02691931%
July 15, 2014	2.65536847%
January 15, 2015	2.65715625%
July 15, 2015	3.51068106%
January 15, 2016	2.64450634%
July 15, 2016	2.83940597%
January 15, 2017	2.83610121%
July 15, 2017	3.53350345%
January 15, 2018	3.51896082%
July 15, 2018	3.50403825%
January 15, 2019	4.35633284%
July 15, 2019	2.16633256%
January 15, 2020	3.46719366%
July 15, 2020	3.45924823%
January 15, 2021	3.44832341%
July 15, 2021	10.07783815%
January 15, 2022	3.47787397%
July 15, 2022	3.96323237%
January 15, 2023	34.85698368%

Sch. III-42

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N199AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02411234%
July 15, 2014	2.65544521%
January 15, 2015	2.65723317%
July 15, 2015	3.51078276%
January 15, 2016	2.64458293%
July 15, 2016	2.83948811%
January 15, 2017	2.83618327%
July 15, 2017	3.53360575%
January 15, 2018	3.51906275%
July 15, 2018	3.50413963%
January 15, 2019	4.35645901%
July 15, 2019	2.16639520%
January 15, 2020	3.46729401%
July 15, 2020	3.45934827%
January 15, 2021	3.44842334%
July 15, 2021	10.07812986%
January 15, 2022	3.47797462%
July 15, 2022	3.96334710%
January 15, 2023	34.85799267%

Sch. III-43

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 757-223

N175AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02428918%
July 15, 2014	2.65544050%
January 15, 2015	2.65722827%
July 15, 2015	3.51077629%
January 15, 2016	2.64457812%
July 15, 2016	2.83948290%
January 15, 2017	2.83617814%
July 15, 2017	3.53359932%
January 15, 2018	3.51905622%
July 15, 2018	3.50413329%
January 15, 2019	4.35645104%
July 15, 2019	2.16639131%
January 15, 2020	3.46728766%
July 15, 2020	3.45934200%
January 15, 2021	3.44841696%
July 15, 2021	10.07811150%
January 15, 2022	3.47796838%
July 15, 2022	3.96333978%
January 15, 2023	34.85792914%

Sch. III-44

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 767-323ER

N399AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31833709%
July 15, 2014	2.94696687%
January 15, 2015	3.79467872%
July 15, 2015	4.61048687%
January 15, 2016	3.74911463%
July 15, 2016	3.91984424%
January 15, 2017	3.89738931%
July 15, 2017	3.85615437%
January 15, 2018	3.83241236%
July 15, 2018	3.80743258%
January 15, 2019	62.26718297%

Sch. III-45

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N771AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.38445300%
July 15, 2014	3.88939893%
January 15, 2015	3.88054549%
July 15, 2015	4.68401418%
January 15, 2016	3.83184932%
July 15, 2016	3.99822054%
January 15, 2017	3.97390243%
July 15, 2017	3.93102523%
January 15, 2018	3.90514979%
July 15, 2018	3.87783768%
January 15, 2019	4.59795332%
July 15, 2019	3.50414781%
January 15, 2020	4.59027329%
July 15, 2020	4.54172176%
January 15, 2021	4.48525811%
July 15, 2021	38.92424911%

Sch. III-46

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N773AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.38605601%
July 15, 2014	3.88933443%
January 15, 2015	3.88048110%
July 15, 2015	4.68393645%
January 15, 2016	3.83178573%
July 15, 2016	3.99815424%
January 15, 2017	3.97383647%
July 15, 2017	3.93096005%
January 15, 2018	3.90508498%
July 15, 2018	3.87777332%
January 15, 2019	4.59787705%
July 15, 2019	3.50408966%
January 15, 2020	4.59019711%
July 15, 2020	4.54164642%
January 15, 2021	4.48518371%
July 15, 2021	38.92360325%

Sch. III-47

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N778AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31742619%
July 15, 2014	2.94699465%
January 15, 2015	3.79471443%
July 15, 2015	4.61053035%
January 15, 2016	3.74914992%
July 15, 2016	3.91988119%
January 15, 2017	3.89742605%
July 15, 2017	3.85619072%
January 15, 2018	3.83244844%
July 15, 2018	3.80746844%
January 15, 2019	4.55246150%
July 15, 2019	2.59614725%
January 15, 2020	4.51604298%
July 15, 2020	4.47254538%
January 15, 2021	4.42170901%
July 15, 2021	41.70886352%

Sch. III-48

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N779AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31804114%
July 15, 2014	2.94697593%
January 15, 2015	3.79469028%
July 15, 2015	4.61050104%
January 15, 2016	3.74912604%
July 15, 2016	3.91985628%
January 15, 2017	3.89740126%
July 15, 2017	3.85616618%
January 15, 2018	3.83242410%
July 15, 2018	3.80744423%
January 15, 2019	4.55243250%
July 15, 2019	2.59613074%
January 15, 2020	4.51601424%
July 15, 2020	4.47251697%
January 15, 2021	4.42168088%
July 15, 2021	41.70859821%

Sch. III-49

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N780AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.31630721%
July 15, 2014	2.94702879%
January 15, 2015	3.79475833%
July 15, 2015	4.61058370%
January 15, 2016	3.74919330%
July 15, 2016	3.91992655%
January 15, 2017	3.89747116%
July 15, 2017	3.85623535%
January 15, 2018	3.83249283%
July 15, 2018	3.80751250%
January 15, 2019	4.55251418%
July 15, 2019	2.59617731%
January 15, 2020	4.51609524%
July 15, 2020	4.47259715%
January 15, 2021	4.42176017%
July 15, 2021	41.70934624%

Sch. III-50

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N795AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.13149591%
July 15, 2014	2.76371063%
January 15, 2015	2.76454571%
July 15, 2015	3.61295613%
January 15, 2016	2.74868252%
July 15, 2016	3.70759318%
January 15, 2017	3.69018956%
July 15, 2017	3.65340516%
January 15, 2018	3.63544712%
July 15, 2018	3.61679067%
January 15, 2019	4.42928313%
July 15, 2019	2.32595444%
January 15, 2020	3.56766156%
July 15, 2020	3.55369531%
January 15, 2021	3.53605932%
July 15, 2021	49.26252966%

Sch. III-51

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N797AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.13149592%
July 15, 2014	2.76371062%
January 15, 2015	2.76454572%
July 15, 2015	3.61295612%
January 15, 2016	2.74868253%
July 15, 2016	3.70759317%
January 15, 2017	3.69018958%
July 15, 2017	3.65340514%
January 15, 2018	3.63544711%
July 15, 2018	3.61679065%
January 15, 2019	4.42928317%
July 15, 2019	2.32595443%
January 15, 2020	3.56766154%
July 15, 2020	3.55369532%
January 15, 2021	3.53605932%
July 15, 2021	49.26252966%

Sch. III-52

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N798AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.13297271%
July 15, 2014	2.76366848%
January 15, 2015	2.76450358%
July 15, 2015	3.61290106%
January 15, 2016	2.74864061%
July 15, 2016	3.70753666%
January 15, 2017	3.69013330%
July 15, 2017	3.65334945%
January 15, 2018	3.63539168%
July 15, 2018	3.61673552%
January 15, 2019	4.42921560%
July 15, 2019	2.32591899%
January 15, 2020	3.56760716%
July 15, 2020	3.55364113%
January 15, 2021	3.53600543%
July 15, 2021	49.26177864%

Sch. III-53

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N799AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.13149590%
July 15, 2014	2.76371064%
January 15, 2015	2.76454571%
July 15, 2015	3.61295613%
January 15, 2016	2.74868252%
July 15, 2016	3.70759318%
January 15, 2017	3.69018957%
July 15, 2017	3.65340515%
January 15, 2018	3.63544711%
July 15, 2018	3.61679066%
January 15, 2019	4.42928315%
July 15, 2019	2.32595444%
January 15, 2020	3.56766156%
July 15, 2020	3.55369530%
January 15, 2021	3.53605934%
July 15, 2021	49.26252964%

Sch. III-54

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N750AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.13149590%
July 15, 2014	2.76371064%
January 15, 2015	2.76454571%
July 15, 2015	3.61295613%
January 15, 2016	2.74868252%
July 15, 2016	3.70759318%
January 15, 2017	3.69018957%
July 15, 2017	3.65340515%
January 15, 2018	3.63544711%
July 15, 2018	3.61679066%
January 15, 2019	4.42928315%
July 15, 2019	2.32595444%
January 15, 2020	3.56766156%
July 15, 2020	3.55369530%
January 15, 2021	3.53605934%
July 15, 2021	49.26252964%

Sch. III-55

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N751AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.13306759%
July 15, 2014	2.76366577%
January 15, 2015	2.76450089%
July 15, 2015	3.61289749%
January 15, 2016	2.74863793%
July 15, 2016	3.70753302%
January 15, 2017	3.69012970%
July 15, 2017	3.65334588%
January 15, 2018	3.63538813%
July 15, 2018	3.61673197%
January 15, 2019	4.42921128%
July 15, 2019	2.32591670%
January 15, 2020	3.56760366%
July 15, 2020	3.55363767%
January 15, 2021	3.53600195%
July 15, 2021	49.26173038%

Sch. III-56

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N752AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07566749%
July 15, 2014	2.70833328%
January 15, 2015	2.70965595%
July 15, 2015	3.56070386%
January 15, 2016	2.69543676%
July 15, 2016	2.88902425%
January 15, 2017	3.62757324%
July 15, 2017	3.59213355%
January 15, 2018	3.57592289%
July 15, 2018	3.55917674%
January 15, 2019	4.39205711%
July 15, 2019	2.24432463%
January 15, 2020	3.51633302%
July 15, 2020	3.50544750%
January 15, 2021	3.49124552%
July 15, 2021	50.85696421%

Sch. III-57

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N753AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07566751%
July 15, 2014	2.70833327%
January 15, 2015	2.70965593%
July 15, 2015	3.56070388%
January 15, 2016	2.69543674%
July 15, 2016	2.88902424%
January 15, 2017	3.62757325%
July 15, 2017	3.59213355%
January 15, 2018	3.57592288%
July 15, 2018	3.55917676%
January 15, 2019	4.39205712%
July 15, 2019	2.24432460%
January 15, 2020	3.51633302%
July 15, 2020	3.50544751%
January 15, 2021	3.49124553%
July 15, 2021	50.85696420%

Sch. III-58

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N754AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07566750%
July 15, 2014	2.70833329%
January 15, 2015	2.70965592%
July 15, 2015	3.56070387%
January 15, 2016	2.69543675%
July 15, 2016	2.88902426%
January 15, 2017	3.62757324%
July 15, 2017	3.59213352%
January 15, 2018	3.57592291%
July 15, 2018	3.55917674%
January 15, 2019	4.39205713%
July 15, 2019	2.24432462%
January 15, 2020	3.51633301%
July 15, 2020	3.50544751%
January 15, 2021	3.49124554%
July 15, 2021	50.85696420%

Sch. III-59

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N755AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07720549%
July 15, 2014	2.70829029%
January 15, 2015	2.70961295%
July 15, 2015	3.56064738%
January 15, 2016	2.69539397%
July 15, 2016	2.88897842%
January 15, 2017	3.62751568%
July 15, 2017	3.59207655%
January 15, 2018	3.57586614%
July 15, 2018	3.55912028%
January 15, 2019	4.39198740%
July 15, 2019	2.24428902%
January 15, 2020	3.51627721%
July 15, 2020	3.50539188%
January 15, 2021	3.49119013%
July 15, 2021	50.85615722%

Sch. III-60

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N756AM

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.07566751%
July 15, 2014	2.70833325%
January 15, 2015	2.70965597%
July 15, 2015	3.56070387%
January 15, 2016	2.69543674%
July 15, 2016	2.88902422%
January 15, 2017	3.62757328%
July 15, 2017	3.59213353%
January 15, 2018	3.57592288%
July 15, 2018	3.55917676%
January 15, 2019	4.39205711%
July 15, 2019	2.24432462%
January 15, 2020	3.51633300%
July 15, 2020	3.50544753%
January 15, 2021	3.49124553%
July 15, 2021	50.85696421%

Sch. III-61

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N757AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02239610%
July 15, 2014	2.65549231%
January 15, 2015	2.65728018%
July 15, 2015	3.51084487%
January 15, 2016	2.64462970%
July 15, 2016	2.83953835%
January 15, 2017	2.83623354%
July 15, 2017	3.53366825%
January 15, 2018	3.51912496%
July 15, 2018	3.50420168%
January 15, 2019	4.35653606%
July 15, 2019	2.16643357%
January 15, 2020	3.46735539%
July 15, 2020	3.45940955%
January 15, 2021	3.44848428%
July 15, 2021	52.37837122%

Sch. III-62

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N758AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02389722%
July 15, 2014	2.65545118%
January 15, 2015	2.65723906%
July 15, 2015	3.51079054%
January 15, 2016	2.64458876%
July 15, 2016	2.83949440%
January 15, 2017	2.83618962%
July 15, 2017	3.53361355%
January 15, 2018	3.51907052%
July 15, 2018	3.50414742%
January 15, 2019	4.35646864%
July 15, 2019	2.16640001%
January 15, 2020	3.46730175%
July 15, 2020	3.45935598%
January 15, 2021	3.44843090%
July 15, 2021	52.37756046%

Sch. III-63

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Series A Equipment Notes

Boeing 777-223ER

N759AN

Payment Date	Percentage of Original Principal Amount to be Paid
January 15, 2014	3.02239610%
July 15, 2014	2.65549229%
January 15, 2015	2.65728021%
July 15, 2015	3.51084487%
January 15, 2016	2.64462971%
July 15, 2016	2.83953831%
January 15, 2017	2.83623355%
July 15, 2017	3.53366824%
January 15, 2018	3.51912499%
July 15, 2018	3.50420167%
January 15, 2019	4.35653608%
July 15, 2019	2.16643354%
January 15, 2020	3.46735542%
July 15, 2020	3.45940953%
January 15, 2021	3.44848429%
July 15, 2021	52.37837121%

Sch. III-64

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Indenture for Each Aircraft

Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Note Purchase Agreement, the “Indenture Form”)) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): initially 4.95%, as may be changed from time to time pursuant to Section 2(d) of the Registration Rights Agreement.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	January 15 and July 15 commencing with January 15, 2014.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.

Participation Agreement for Each Aircraft

The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Note Purchase Agreement, the “Participation Agreement Form”).

Sch. III-65

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Prohibited Modifications

1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount”, “Section 4.02 Premium” or “Premium Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.	Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to (a) (i) the issuance of any Series B Equipment Notes, or (ii) if any Series B Equipment Notes shall have been issued, the redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes, (b) (i) the issuance of any Additional Series Equipment Notes, or (ii) if any Additional Series Equipment Notes shall have been issued, the redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes, or (c) to provide for any credit support for any pass through certificates relating to any such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, in each case, as provided in Section 4(a)(v) of the Note Purchase Agreement.

Sch. III-66

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

ANNEX A to

NOTE PURCHASE AGREEMENT

DEFINITIONS

(a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).

(i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.

(ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.

(iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.

(v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.

(vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.

(b) Definitions.

“2009-1 EETC” has the meaning set forth in the second recital to the Note Purchase Agreement.

“2009-2 Secured Notes” has the meaning set forth in the second recital to the Note Purchase Agreement.

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

“2011-2 EETC” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Additional Series Equipment Notes” means Equipment Notes of one (and not more than one at any time) series issued under an Indenture and designated other than as “Series A” or “Series B” issued thereunder, if any, in the principal amounts and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Additional Series Equipment Notes under the heading for such series.

“Additional Series Pass Through Certificates” means the pass through certificates, if any, issued by any Additional Series Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Additional Series Pass Through Trust”).

“Additional Series Pass Through Trust” means (i) initially, a grantor trust, if any, created pursuant to the applicable Pass Through Trust Agreement to facilitate the issuance and sale of pass through certificates in connection with the initial issuance of any Additional Series Equipment Notes and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes.

“Additional Series Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of an Additional Series Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Additional Series Pass Through Trustee” means, with respect to any Additional Series Pass Through Trust, the trustee under the Additional Series Pass Through Trust Agreement for such Additional Series Pass Through Trust, in its capacity as pass through trustee thereunder.

“Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.

“Bankruptcy Court” means the Bankruptcy Court for the Southern District of New York.

“Bankruptcy Court Order” means the Bankruptcy Court order attached as Exhibit D to this Note Purchase Agreement and entitled “Order Pursuant to 11 U.S.C. §§ 105(a), 362, 363, 364, 503(b) and 507 and Fed. R. Bankr. P. 4001 and 6004 (I) Authorizing Debtors to Obtain Postpetition Secured First Priority Aircraft Financing and Grant Security Interests and Liens with Respect Thereto, (II) Authorizing Debtors to Repay Existing Prepetition Debt Relating to Certain Aircraft, (III) Denying Requests by U.S. Bank Trust National Association for Relief from Automatic Stay and (IV) Granting Related Relief”, dated February 1, 2013 and entered by the Bankruptcy Court on February 1, 2013 (ECF No. 6521).

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“Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of March 12, 2013, between the Company and WTC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Fort Worth, Texas, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.

“Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.

“Certificate Purchase Agreement” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Certificates” means the pass through certificates issued by any Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).

“Chapter 11 Case” means the bankruptcy case of the Company and certain of its Affiliates jointly administered under Case No. 11-15463 (SHL) in the Bankruptcy Court.

“Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.

“Class” means the class of Certificates issued by a Pass Through Trust.

“Class A Certificates” has the meaning set forth in the third recital to the Note Purchase Agreement.

“Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class A Pass Through Trust” has the meaning set forth in the third recital to the Note Purchase Agreement.

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“Class A Pass Through Trust Agreement” has the meaning set forth in the third recital to the Note Purchase Agreement.

“Class A Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Class B Certificates” means the pass through certificates, if any, issued by any Class B Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Class B Pass Through Trust”).

“Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class B Pass Through Trust” means (i) initially, a grantor trust, if any, created pursuant to the applicable Pass Through Trust Agreement to facilitate the issuance and sale of pass through certificates in connection with the initial issuance of any Series B Equipment Notes and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes.

“Class B Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of a Class B Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Class B Pass Through Trustee” means, with respect to any Class B Pass Through Trust, the trustee under the Class B Pass Through Trust Agreement for such Class B Pass Through Trust, in its capacity as pass through trustee thereunder.

“Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.

“Cut-Off Date” means the earlier of:

(a) the day after the Delivery Period Termination Date; and

(b) the date on which a Triggering Event occurs.

“Delivery Period Termination Date” means the earlier of:

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(a) December 31, 2013; and

(b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.

“Deposit Agreement” has the meaning set forth in the sixth recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.

“Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, Deutsche Bank Trust Company Americas.

“Depositary Threshold Rating” means (a) in the case of Fitch, either a Short-Term Rating of F1 or a Long-Term Rating of A-1 and (b) in the case of Standard & Poor’s, either a Long-Term Rating of A- or a Short-Term Rating of A-1.

“Deposits” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.

“Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.

“Escrow and Paying Agent Agreement” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Existing Financing” has the meaning set forth in the second recital to the Note Purchase Agreement.

“FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.

“Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.

“Fitch” means Fitch Ratings, Inc.

“Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

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“Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

“Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

“holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.

“Indenture” means with respect to an Aircraft, an indenture and security agreement substantially in the form of the Indenture Form to which such Aircraft shall have been subjected, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.

“Initial Deposits” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Initial Purchasers” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Issuance Date, among the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

“Issuance Date” means the date of the original issuance of the Class A Certificates.

“Liquidity Facilities” means, collectively, the Class A Liquidity Facility and, if provided, the Class B Liquidity Facility.

“Liquidity Providers” means, collectively, the Class A Liquidity Provider and, if any Class B Liquidity Facility shall have been provided, the Class B Liquidity Provider.

“Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.

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“Long-Term Rating” means, for any entity, (a) in the case of Fitch, the long-term issuer default rating of such entity, and (b) in the case of Standard & Poor’s, the long-term issuer credit rating of such entity.

“Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Notice of Purchase Withdrawal” has the meaning set forth in Section 2.3(a) of the Deposit Agreement.

“Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, the Escrow and Paying Agent Agreement, the Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.

“Participation Agreement” means with respect to an Aircraft, a participation agreement substantially in the form of the Participation Agreement Form relating to the financing of such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.

“Pass Through Trust” means each of the separate grantor trusts that have been or will be created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Agreements.

“Pass Through Trust Agreement” means each of the separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Pass Through Trustee” means the trustee under each Pass Through Trust Agreement, together with any successor in interest and any successor or other trustee appointed as provided in such Pass Through Trust Agreement.

“Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.

“Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

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“Prepetition Make-Whole Amount” has the meaning set forth in the Bankruptcy Court Order.

“Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class A Certificates will be Fitch and Standard & Poor’s.

“Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary such that the Depositary does not have either a Short-Term Rating or a Long-Term Rating issued by such Rating Agency that is equal to or higher than the applicable Depositary Threshold Rating for such Rating Agency, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.

“Register” means the register maintained pursuant to Section 7.12 of the Basic Pass Through Trust Agreement and, with respect to the Class A Pass Through Trust, Section 4.05 of the applicable Trust Supplement.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of July 31, 2013, among the Company, the Class A Pass Through Trustee and the Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Replacement Deposit Agreement” means a deposit agreement substantially in the form of the replaced Deposit Agreement as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.

“Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.

“Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.

“Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.

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“Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.

“Series B Equipment Notes” means Equipment Notes of one series issued under an Indenture and designated as “Series B” thereunder (and not as “Series A” or “Additional Series” issued thereunder, if any), in the principal amounts and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Series B Equipment Notes under the heading for such series.

“Short-Term Rating” means, for any entity, (a) in the case of Fitch, the short-term issuer default rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

“Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

“Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.

“Trust Supplements” means (i) that certain agreement supplemental to the Basic Pass Through Trust Agreement referred to in Schedule II to the Note Purchase Agreement, (ii) in the case of any Class B Certificates, if issued, whether in connection with the initial issuance of any Series B Equipment Notes or in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Class B Certificates, (b) the issuance of such Class B Certificates representing fractional undivided interests in the Class B Pass Through Trust is authorized and (c) the terms of such Class B Certificates are established and (iii) in the case of any Additional Series Pass Through Certificates, if issued whether in connection with the initial issuance of any Additional Series Equipment Notes or in connection with any subsequent redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Additional

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Series Pass Through Certificates, (b) the issuance of such Additional Series Pass Through Certificates representing fractional undivided interests in the Additional Series Pass Through Trust is authorized and (c) the terms of such Additional Series Pass Through Certificates are established.

“United States” means the United States of America.

“WTC” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

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EXHIBIT A to

NOTE PURCHASE AGREEMENT

FORM OF FUNDING NOTICE1

FUNDING NOTICE

Dated as of [            ]

To each of the addressees listed

    in Schedule A hereto

Re:	Funding Notice in accordance with Note Purchase Agreement referred to below

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement, dated as of July 31, 2013, among American Airlines, Inc. (the “Company”), Wilmington Trust Company, as Class A Pass Through Trustee (as defined therein) (the “Class A Pass Through Trustee”), Wilmington Trust Company, as Subordination Agent (the “Subordination Agent”), Wilmington Trust, National Association, as Escrow Agent (the “Escrow Agent”), and Wilmington Trust Company, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.

Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:

(1)	The Funding Date of the Aircraft shall be [ ];

(2)	The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and purchased by the [Class A Pass Through Trustee][respective Pass Through Trustees referred to below (each, a “Pass Through Trustee”)], on the Funding Date, in connection with the financing of such Aircraft is as follows:

[(a)]	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[ ][; and

[1]	To be modified as appropriate to provide for Additional Series Equipment Notes, if any.

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(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[ ]].

The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [            ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the [applicable] Escrow Agent.

[If applicable, to include an instruction from the Company to the Class B Pass Through Trustee with respect to obtaining funds necessary to purchase the Series B Equipment Notes.]

The Company hereby instructs the Class A Pass Through Trustee to (i) purchase the Series A Equipment Notes and in an amount set forth for the Class A Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.

[The Company hereby instructs the Class B Pass Through Trustee to purchase the Series B Equipment Notes and in an amount set forth for the Class B Pass Through Trustee in clause (2) above with the amounts [describe the source of funds].]

The Company hereby instructs [each][the Class A] Pass Through Trustee to (a) enter into the Participation Agreement (N[            ]) dated as of [            ] among the Company and Wilmington Trust Company, as Loan Trustee, Subordination Agent and the Pass Through Trustee of each Pass Through Trust in existence as of the date thereof, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such [Class A] Pass Through Trustee as are required thereby.

Yours faithfully,

American Airlines, Inc.

By:
Name:
Title:

Note Purchase Agreement

American Airlines 2013-2 Aircraft EETC

Schedule A to

Funding Notice

Wilmington Trust Company, as

    Class A Pass Through Trustee

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-2 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Wilmington Trust Company, as

    Subordination Agent and Paying Agent

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-2 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Wilmington Trust, National Association, as

    Escrow Agent

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-2 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Deutsche Bank Trust Company Americas, as

    Depositary

60 Wall Street, 27th Floor

Mail Stop: NYC60-2710

New York, New York 10005

Attention: Escrow Team – American Airlines 2013-2 EETC

Reference: American Airlines 2013-2 EETC

Facsimile: (732) 578-4593

Standard & Poor’s Ratings Services

55 Water Street, 35th Floor

New York, New York 10004

Attention: Betsy Snyder

Reference: American Airlines 2013-2 EETC

Telephone: (212) 438-7811

Facsimile: (212) 438-7820

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Fitch Ratings, Inc.

One State Street Plaza

New York, New York 10004

Attention: Craig Fraser

Reference: American Airlines 2013-2 EETC

Telephone: (212) 908-9174

Facsimile: (212) 558-2552

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Schedule B to

Funding Notice

Aircraft

One Boeing [Model] aircraft bearing U.S. Registration Mark             and manufacturer’s serial number             together with two [Engine Manufacturer and Model] engines bearing manufacturer’s serial numbers             and             .

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Schedule C to

Funding Notice

Equipment Notes

Relevant Pass Through Trustee	Series of Equipment Notes		Equipment Note No.		Original Principal Amount
Class A Pass Through Trustee	Series 2013-2A-		No. A- -		$
[Class B Pass Through Trustee]	[Series 2013-2B-	]	[No. B- -	]	[$	]

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Annex A to

Funding Notice

WITHDRAWAL CERTIFICATE

(Class A)

Wilmington Trust, National Association,

    as Escrow Agent

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-2 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Ladies and Gentlemen:

Reference is made to the Escrow and Paying Agent Agreement (Class A), dated as of July 31, 2013 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at Deutsche Bank Trust Company Americas, as Depositary, 60 Wall Street, 27th Floor, Mail Stop: NYC60-2710, New York, New York 10005, attention: Escrow Team – American Airlines 2013-2 EETC, Reference: American Airlines 2013-2 EETC, facsimile: (732) 578-4593.

Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours,

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as Pass Through Trustee

By:
Name:
Title:

Dated: As of [                , 20        ]

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Exhibit A to

Funding Notice

NOTICE OF PURCHASE WITHDRAWAL

Deutsche Bank Trust Company Americas,

    as Depositary

60 Wall Street, 27th Floor

Mail Stop: NYC60-2710

New York, New York 10005

Attention: Escrow Team – American Airlines 2013-2 EETC

Reference: American Airlines 2013-2 EETC

Facsimile: (732) 578-4593

Ladies and Gentlemen:

Reference is made to the Deposit Agreement (Class A) dated as of July 31, 2013 (the “Deposit Agreement”) between Wilmington Trust, National Association, as Escrow Agent, and Deutsche Bank Trust Company Americas, as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[            ], Account No. [            ].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at [            ]] [the Pass Through Trustee at [            ]]2 on [            ], 20            , upon the telephonic request of a representative of the Pass Through Trustee.

Wilmington Trust, National Association,
as Escrow Agent

By
Name:
Title:

Dated: As of [                , 20        ]

[2]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Class A Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of American.

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EXHIBIT B to

NOTE PURCHASE AGREEMENT

FORM OF PARTICIPATION AGREEMENT

[Filed separately as Exhibit 4.8]

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EXHIBIT C to

NOTE PURCHASE AGREEMENT

FORM OF INDENTURE

[Filed separately as Exhibit 4.9]

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EXHIBIT D to

NOTE PURCHASE AGREEMENT

BANKRUPTCY COURT ORDER

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